UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 29, 2008

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-32085	36-4392754
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Merchandise Mart Plaza, Suite 2024, Chicago, Illinois 60654

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (312) 506-1200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

As previously announced, Allscripts Healthcare Solutions, Inc. (“Allscripts”) entered into an Agreement and Plan of Merger dated as of March 17, 2008 (the “Merger Agreement”) with Misys plc (“Misys”), Misys Healthcare Systems, LLC (“MHS”), an indirect wholly-owned subsidiary of Misys, and Patriot Merger Company, LLC, pursuant to which, among other things, and subject to the satisfaction or, where permissible, waiver of the conditions set forth therein, MHS will become a wholly-owned subsidiary of Allscripts.

On September 29, 2008, Misys and Allscripts each issued a press release announcing that Misys has entered into definitive agreements providing for $325 million in financing, a part of which Misys will use to fund a portion of the $330 million payment by Misys to Allscripts contemplated by the Merger Agreement. These financings replace the $305 million term and revolving credit facility agreement dated March 19, 2008 (as amended and restated on July 22, 2008) between Misys and Lehman Brothers International (Europe). Copies of the above referenced press releases of Misys and Allscripts are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated by reference herein.

Also on September 29, 2008, Allscripts announced that October 9, 2008 has been set as the record date for the $330 million, aggregate amount, special cash dividend contemplated by the Merger Agreement. The payment of the special cash dividend is contingent upon the closing of the transactions contemplated by the Merger Agreement (the “Transactions”), which is subject to customary closing conditions, including receipt of certain approvals of Allscripts stockholders and Misys shareholders, which are being sought at meetings scheduled for October 6, 2008. Subject to the satisfaction of the conditions to the Transactions, it is currently expected that that Transactions will be completed on October 10, 2008. A copy of Allscripts’ press release announcing the record date for the special cash dividend is attached hereto as Exhibit 99.3 and is incorporated by reference herein.

Important Additional Information and Where to Find It

This communication is being made in respect of the proposed business combination involving a subsidiary of Allscripts and MHS, a wholly owned subsidiary of Misys. In connection with this proposed transaction, Allscripts has filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement. BEFORE MAKING ANY DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT ALLSCRIPTS AND THE PROPOSED TRANSACTION. Investors and security holders can obtain copies of Allscripts’ materials (and all other offer documents filed with the SEC) when available, at no charge on the SEC’s website: www.sec.gov. Copies can also be obtained at no charge by directing a request for such materials to Allscripts at 222 Merchandise Mart Plaza, Suite 2024, Chicago, Illinois 60654, Attention: Lee Shapiro, Secretary. Investors and security holders may also read and copy any reports, statements and other information filed by Allscripts with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room. Allscripts’ directors, executive officers and other members of management and employees may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies from the stockholders of Allscripts in favor of the proposed transaction. Information about Allscripts, its directors and its executive officers, and their ownership of Allscripts’ securities, is set forth in its definitive proxy statement for the 2008 Annual Meeting of Stockholders, which was filed with the SEC on August 21, 2008.

Forward-Looking Statements

This communication contains forward-looking statements. Those forward-looking statements include all statements other than those made solely with respect to historical fact. Forward-looking statements may be identified by words such as “believes”, “expects”, “anticipates”, “estimates”, “projects”, “intends”, “should”, “seeks”, “future”, continue”, or the negative of such terms, or other comparable terminology. Such forward-looking statements are subject to numerous risks, uncertainties, assumptions and other factors that are difficult to predict and that could cause actual results to vary materially from those expressed in or indicated by them. Such factors may include, but are not limited to: (1) the occurrence of any event, development, change or other circumstances that could give rise to the termination of the merger agreement; (2) the outcome of any legal proceedings that have been or may be instituted against Allscripts, Misys or MHS and others following announcement of entering into the merger agreement; (3) the inability to complete the proposed transaction due to the failure to obtain stockholder or shareholder approval or the failure of any party to satisfy other conditions to completion of the proposed transaction; (4) risks that the proposed transaction disrupts current plans and operations and potential difficulties in employee retention as a result of the merger; (5) the ability to recognize the benefits of the merger; (6) legislative, regulatory and economic developments; and (7) other factors described in filings with the SEC. Many of the factors that will determine the outcome of the subject matter of this communication are beyond Allscripts’, Misys’ and MHS’ ability to control or predict. Allscripts can give no assurance that any of the transactions related to the merger will be completed or that the conditions to the merger will be satisfied. Allscripts undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. Allscripts is not responsible for updating the information contained in this communication beyond the published date, or for changes made to this communication by wire services or Internet service providers.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.
Exhibit 99.1	Misys plc Press Release dated September 29, 2008

Exhibit 99.2	Allscripts Healthcare Solutions, Inc. Press Release dated September 29, 2008

Exhibit 99.3	Allscripts Healthcare Solutions, Inc. Press Release dated September 29, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

Date: September 29, 2008	By:	/s/ Lee Shapiro
Lee Shapiro
President

EXHIBIT INDEX

Exhibit No.
Exhibit 99.1	Misys plc Press Release dated September 29, 2008

Exhibit 99.2	Allscripts Healthcare Solutions, Inc. Press Release dated September 29, 2008

Exhibit 99.3	Allscripts Healthcare Solutions, Inc. Press Release dated September 29, 2008